T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022, as supplemented

The following changes are effective as of April 1, 2023.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

T. Rowe Price International Ltd (Price International) is removed as an investment subadviser to the fund.

Malik Sarmad Asif is removed as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Eric C. Moffett will continue as sole portfolio manager and chair of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the second paragraph under “Investment Adviser(s)” with respect to Price International is removed in its entirety. In addition, all references to Mr. Asif are removed from the disclosure under “Portfolio Management”.

The date of this supplement is January 17, 2023.

G42-041 1/17/23